Asbury Automotive Group Subsidiary List	Exhibit 21
As of December 31, 2008

Entity Name	Domestic State	Foreign Qualification
AF Motors L.L.C.	DE	FL
ALM Motors L.L.C.	DE	FL
ANL L.P.	DE	FL
Asbury AR Niss L.L.C.	DE	AR
Asbury Arkansas Hund L.L.C.	DE	AR
Asbury Atlanta AC L.L.C.	DE	GA
Asbury Atlanta AU L.L.C.	DE	GA
Asbury Atlanta BM L.L.C.	DE	GA
Asbury Atlanta Chevrolet L.L.C.	DE	GA
Asbury Atlanta Hon L.L.C.	DE	GA
Asbury Atlanta Inf L.L.C.	DE	GA
Asbury Atlanta Infiniti L.L.C.	DE	GA
Asbury Atlanta Jaguar L.L.C.	DE	GA
Asbury Atlanta Lex L.L.C.	DE	GA
Asbury Atlanta Nis L.L.C.	DE	GA
Asbury Atlanta Toy L.L.C.	DE	GA
Asbury Atlanta VL L.L.C.	DE	GA
Asbury Automotive Arkansas Dealership Holdings L.L.C.	DE	AR, MS
Asbury Automotive Arkansas L.L.C.	DE	AR, MS
Asbury Automotive Atlanta L.L.C.	DE	GA
Asbury Automotive Atlanta II L.L.C.	DE	GA
Asbury Automotive Brandon, L.P.	DE	FL
Asbury Automotive Central Florida, L.L.C.	DE	FL
Asbury Automotive Deland, L.L.C.	DE	FL
Asbury Automotive Fresno L.L.C.	DE	CA
Asbury Automotive Group L.L.C.	DE	CT, NJ, OR
Asbury Automotive Group, Inc.	DE	AR, FL, GA, NJ, NY, NC, PA, TX, VA
Asbury Automotive Jacksonville GP L.L.C.	DE	FL
Asbury Automotive Jacksonville, L.P.	DE	FL
Asbury Automotive Management L.L.C.	DE	NY, PA
Asbury Automotive Mississippi L.L.C.	DE	MS
Asbury Automotive North Carolina Dealership Holdings L.L.C.	DE	NC
Asbury Automotive North Carolina L.L.C.	DE	NC, SC
Asbury Automotive North Carolina Management L.L.C.	DE	NC
Asbury Automotive North Carolina Real Estate Holdings L.L.C.	DE	NC, NJ, SC, VA
Asbury Automotive Oregon L.L.C.	DE	OR
Asbury Automotive Oregon Management L.L.C.	DE	OR
Asbury Automotive Southern California L.L.C.	DE	CA
Asbury Automotive St. Louis, L.L.C.	DE	MO
Asbury Automotive St. Louis II, L.L.C.	DE	MO
Asbury Automotive Tampa GP L.L.C.	DE	FL
Asbury Automotive Tampa, L.P.	DE	FL
Asbury Automotive Texas L.L.C.	DE	TX
Asbury Automotive Texas Real Estate Holdings L.L.C.	DE	TX

Asbury Automotive Group Subsidiary List	Exhibit 21
As of December 31, 2008

Entity Name	Domestic State	Foreign Qualification
Asbury Deland Imports 2, L.L.C.	DE	FL
Asbury Fresno Imports L.L.C.	DE	CA
Asbury Jax AC, L.L.C.	DE	FL
Asbury Jax Holdings, L.P.	DE	FL
Asbury Jax Hon, L.L.C.	DE	FL
Asbury Jax K, L.L.C.	DE	FL
Asbury Jax Management L.L.C.	DE	FL
Asbury Jax PB Chev, L.L.C.	DE
Asbury Jax VW, L.L.C.	DE	FL
Asbury MS Chev, L.L.C.	DE	MS
Asbury MS Gray-Daniels L.L.C.	DE	MS
Asbury MS Yazoo L.L.C.	DE	MS
Asbury No Cal Niss L.L.C.	DE	CA
Asbury Sacramento Imports L.L.C.	DE	CA
Asbury So Cal DC L.L.C.	DE	CA
Asbury So Cal Hon L.L.C.	DE	CA
Asbury So Cal Niss L.L.C.	DE	CA
Asbury St. Louis Cadillac L.L.C.	DE	MO
Asbury St. Louis Lex L.L.C.	DE	MO
Asbury St. Louis LR L.L.C.	DE	MO
Asbury Tampa Management L.L.C.	DE	FL
Asbury-Deland Imports L.L.C.	DE	FL
Atlanta Real Estate Holdings L.L.C.	DE	GA
Avenues Motors, Ltd.	FL
Bayway Financial Services, L.P.	DE	FL
BFP Motors L.L.C.	DE	FL
C&O Properties, Ltd.	FL
Camco Finance II L.L.C.	DE	NC, SC
CFP Motors, Ltd.	FL
CH Motors, Ltd.	FL
CHO Partnership, Ltd.	FL
CK Chevrolet LLC	DE	FL
CK Motors LLC	DE	FL
CN Motors, Ltd.	FL
Coggin Automotive Corp.	FL
Coggin Cars L.L.C.	DE	FL
Coggin Chevrolet L.L.C.	DE	FL
Coggin Management, L.P.	DE	FL
CP-GMC Motors, Ltd.	FL
Crown Acura/Nissan, LLC	NC
Crown CHH L.L.C.	DE	NC
Crown CHO L.L.C.	DE	NC
Crown CHV L.L.C.	DE	NC
Crown FDO L.L.C.	DE	NC
Crown FFO Holdings L.L.C.	DE	NC
Crown FFO L.L.C.	DE	NC
Crown GAC L.L.C.	DE	NC
Crown GBM L.L.C.	DE	NC
Crown GCA L.L.C.	DE	NC

Asbury Automotive Group Subsidiary List	Exhibit 21
As of December 31, 2008

Entity Name	Domestic State	Foreign Qualification
Crown GDO L.L.C.	DE	NC
Crown GHO L.L.C.	DE	NC
Crown GNI L.L.C.	DE	NC
Crown GPG L.L.C.	DE	NC
Crown GVO L.L.C.	DE	NC
Crown Honda, LLC	NC
Crown Motorcar Company L.L.C.	DE	VA
Crown PBM L.L.C.	DE	NJ
Crown RIA L.L.C.	DE	VA
Crown RIB L.L.C.	DE	VA
Crown SJC L.L.C.	DE	SC
Crown SNI L.L.C.	DE	SC
CSA Imports L.L.C.	DE	FL
Escude-NN L.L.C.	DE	MS
Escude-NS L.L.C.	DE	MS
Escude-T L.L.C.	DE	MS
Florida Automotive Services, L.L.C (f/k/a Asbury Automotive Florida, L.L.C.).	DE	FL
Florida Automotive Services West, L.L.C.	DE	FL
Georgia Automotive Services, L.L.C. (f/k/a Asbury Automotive South, L.L.C.).	DE	GA
HFP Motors L.L.C.	DE	FL
JC Dealer Systems LLC (f/k/a Dealer Profit Systems L.L.C.)	DE	FL
KP Motors L.L.C.	DE	FL
McDavid Austin-Acra, L.L.C.	DE	TX
McDavid Frisco-Hon, L.L.C.	DE	TX
McDavid Grande, L.L.C.	DE	TX
McDavid Houston-Hon, L.L.C.	DE	TX
McDavid Houston-Niss, L.L.C.	DE	TX
McDavid Irving-Hon, L.L.C.	DE	TX
McDavid Outfitters, L.L.C.	DE	TX, LA
McDavid Plano-Acra, L.L.C.	DE	TX
NP FLM L.L.C.	DE	AR
NP MZD L.L.C.	DE	AR
NP VKW L.L.C.	DE	AR
Plano Lincoln-Mercury, Inc.	DE	TX
Precision Computer Services, Inc.	FL
Precision Enterprises Tampa, Inc.	FL
Precision Infiniti, Inc.	FL
Precision Motorcars, Inc.	FL
Precision Nissan, Inc.	FL
Premier NSN L.L.C.	DE	AR
Premier Pon L.L.C.	DE	AR
Prestige Bay L.L.C.	DE	AR
Prestige Toy L.L.C.	DE	AR
Tampa Hund, L.P.	DE	FL
Tampa Kia, L.P.	DE	FL
Tampa LM, L.P.	DE
Tampa Mit, L.P.	DE

Asbury Automotive Group Subsidiary List	Exhibit 21
As of December 31, 2008

Entity Name	Domestic State	Foreign Qualification
Tampa Suzu, L.P.	DE
Thomason Auto Credit Northwest, Inc.	OR
Thomason Dam L.L.C.	DE	OR
Thomason Frd L.L.C.	DE	OR
Thomason Hon L.L.C.	DE	OR
Thomason Hund L.L.C.	DE	OR
Thomason Maz L.L.C.	DE	OR
Thomason Niss L.L.C.	DE	OR
Thomason Outfitters L.L.C.	DE	OR
Thomason Pontiac-GMC L.L.C.	DE	OR
Thomason Suzu L.L.C.	DE	OR
Thomason TY L.L.C.	DE	OR
Thomason Zuk L.L.C.	DE	OR
WMZ Brandon Motors, L.P.	DE
WMZ Motors, L.P.	DE
WTY Motors, L.P.	DE	FL